SUPPLEMENT DATED OCTOBER 31, 2007
TO THE STATEMENT of ADDITIONAL INFORMATION ("SAI") of
INTEGRITY FUND OF FUNDS, INC.
Dated May 1, 2008

Please note the following important information with regard to Integrity Fund of Funds, Inc.

Increase in Dealer Allowance Paid By Integrity Funds Distributor, Inc.

Prior to November 1, 2008, Integrity Funds Distributor, Inc. paid a sales commission equal to 3% of the amount invested to dealers who sell shares (excluding sales to investors exempt from the contingent deferred sales charge). Effective November 1, 2008, this percentage is increasing to 4.25%. The SAI (in particular, the second paragraph under "Management of the Fund—Distributor") is revised as of November 1, 2008, to reflect such increase.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Fund's Shareholder Services Department at (800) 601-5593.